Product Information Notice Dated January 31, 2013

Fund Additions

Effective April 25, 2013, the following investment options are added to your contract:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Columbia Variable Portfolio – Income Opportunities Fund	The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	The Fund seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC

Please refer to the Funds’ Prospectus for more information related to Fund expenses.

Merger

On or about February 27, 2013, shareholders will vote on the proposed merger of the following funds:

Merging Fund	Acquiring Fund
Columbia Variable Portfolio – High Income Fund	Columbia Variable Portfolio –Income Opportunities Fund
Columbia Variable Portfolio – Mid Cap Growth Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

If the proposed merger is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. If approved by the shareholders, the merger is scheduled to take place at the close of business on or about April 26, 2013.

Due to the merger, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on April 25, 2013. As a result of the merger, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about April 26, 2013, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about April 26, 2013, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

In the event that the proposed merger is approved, effective as of the close of business on or about April 26, 2013, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

This notice should be retained for future reference.

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